Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Oportun, Inc.

2 Circle Star Way

San Carlos, California 94070

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to their evaluation of certain information with respect to a portfolio of consumer loans in connection with the proposed offering of Oportun Issuance Trust 2024-1. Oportun, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File. Additionally, Morgan Stanley & Co. LLC, Jefferies LLC, Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC (collectively, with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 10, 2024, representatives of the Company provided us with a consumer loan data file and related record layout containing data, as represented to us by the Company, as of the close of business January 9, 2024, with respect to 69,827 consumer loans (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 125 consumer loans from the Initial Statistical Loan File (the “Initial Sample Loans”).

Further, on January 22, 2024, representatives of the Company provided us with a consumer loan data file and related record layout containing data, as represented to us by the Company, as of the close of business January 21, 2024, with respect to 62,720 consumer loans (the “Subsequent Statistical Loan File”). At the Company’s instruction, we randomly selected 15 consumer loans from the Subsequent Statistical Loan File that were not Initial Sample Loans (the “Subsequent Sample Loans”). The Initial Sample Loans and the Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

At the Company’s instruction, we performed certain comparisons and recomputations for each Sample Loan relating to the consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, and indicated below.

Characteristics

1.	Loan number (for identification purposes only)	4.	Interest rate
2.	Origination date	5.	Maturity date
3.	Original principal balance	6.	State

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the Fixed Rate Note (the “Note”).

At your instruction, for purposes of the comparisons described above:

•	with respect to Characteristic 3., differences of $100 or less are deemed to be “in agreement.” Further, for Sample Loans indicating a state (as set forth on the Note) of:

(i)	Texas:

(a)

if the Sample Loan has an (v) original principal balance (as set forth in the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is less than or equal to $1,600 and an origination date (as set forth on the Note) on or after October 19, 2022; (w) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is less than or equal to $1,480 and an origination date (as set forth on the Note) on or after September 2, 2021 and prior to October 19, 2022; (x) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is less than or equal to $1,460 and an origination date (as set forth on the Note) on or after September 3, 2020 and prior to September 2, 2021; (y) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is less than or equal to $1,400 and an origination date (as set forth on the Note) on or after September 6, 2018 and prior to September 3, 2020; or (z) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is less than or equal to $1,320 and an origination date (as set forth on the Note) prior to September 6, 2018, we compared the “Amount Financed” (as set forth on the Note) to the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable); or

(b)

if the Sample Loan has an (v) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is greater than $1,600 and an origination date (as set forth on the Note) on or after October 19, 2022; (w) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is greater than $1,480 and an origination date (as set forth on the Note) on or after September 2, 2021 and prior to October 19, 2022; (x) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is greater than $1,460 and an origination date (as set forth on the Note) on or after September 3, 2020 and prior to September 2, 2021; (y) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is greater than $1,400 and an origination date (as set forth on the Note) on or after September 6,

2018 and prior to September 3, 2020 or (z) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is greater than $1,320 and an origination date (as set forth on the Note) prior to September 6, 2018, we compared the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the sum of the (i) Amount Financed and (ii) “Administrative Fee” (as set forth on the Note);

(ii)

Wisconsin (for Sample Loans with an origination date, as set forth on the Note, on or after September 1, 2022), we compared the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the Amount Financed (as set forth on the Note);

(iii)

Florida, Illinois or New Jersey (for Sample Loans with an origination date, as set forth on the Note), (a) on or after September 1, 2022 and prior to May 9, 2023, we compared the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the Amount Financed (as set forth on the Note) or (b) on or after May 9, 2023, we compared the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the sum of (i) Amount Financed and the “Administrative Fee” (each as set forth on the Note);

(iv)

Arizona, California, Utah, Nevada, Idaho, Missouri, Wisconsin (for Sample Loans with an origination date, as set forth on the Note, prior to September 1, 2022), Alabama, Alaska, Arkansas, Delaware, Georgia, Hawaii, Indiana, Kansas, Kentucky, Louisiana, Michigan, Minnesota, Mississippi, Montana, Nebraska, New Hampshire, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, Washington or Wyoming, we compared the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the sum of (x) the Amount Financed and (y) the Administrative Fee or Loan Origination Fee, as applicable (each as set forth on the Note);

(v)	New Mexico:

(a)

if the Sample Loan has an (x) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is less than or equal to $10,000 and an origination date (as set forth on the Note) on or after June 30, 2022; (y) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is less than or equal to $5,000 and an origination date (as set forth on the Note) on or after January 1, 2018 and prior to June 30, 2022 or (z) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is less than or equal to $2,500 and an origination date (as set forth on the Note) prior to January 1, 2018, we compared the Amount Financed (as set forth on the Note) to the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable); or

(b)

if the Sample Loan has an (x) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is greater than $10,000 and an origination date (as set forth on the Note) on or after June 30, 2022; (y) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is greater than $5,000 and an origination date (as set forth on the Note) on or after January 1, 2018 and prior to June 30, 2022 or (z) original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) that is greater than $2,500 and an origination date (as set forth on the Note) prior to January 1, 2018, we compared the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the sum of (i) the Amount Financed and (ii) Administrative Fee (each as set forth on the Note) and;

•

with respect to our comparison of Characteristic 4, for the Sample Loans indicated in Appendix A, we observed a difference with respect to the interest rate, as set forth on the Initial Statistical Loan File, when compared to the interest rate set forth on the Note. For these Sample Loans, we were instructed to perform an additional procedure and compare the interest rate, as set forth on the Initial Statistical Loan File, to the corresponding information set forth the “Temporary Reduction in Payment Plan Agreement” or the “Loan Modification Agreement.”

The Note, any information obtained from the indicated system and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File and Subsequent Statistical Loan file, as applicable, were found to be in agreement with the above-mentioned Loan Documents.

*****

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Initial Statistical Loan File or Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Loan File and Subsequent Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 29, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 29, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Loans:

4356693

4759202

5062881

5105013

5148785

5459171

5770693

5850754

5877926

5991221

6061156

6232837

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.